                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                            WEBHIRE, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                 WEBHIRE, INC.
                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02421
                                 (781) 869-5000
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 28, 2001

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of
Webhire, Inc. (the "Company") will be held on March 28, 2001 at 3:30 p.m., local time, at the Sheraton Tara Lexington Inn, 727 Marrett Road, Lexington, Massachusetts (the "Annual Meeting") for the purpose of considering and voting upon:

    1. The election of Martin J. Fahey and Peter L. Dunn as Class II Directors to serve until the Annual Meeting of Stockholders following the close of the Company's 2003 Fiscal Year and until their successors are duly elected and qualified;


    2. The approval of an amendment to the Company's certificate of incorporation deleting a provision which prohibits the taking of stockholder actions by written consent; and


    3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on January 31, 2001 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          Stephen D. Allison
                                          SECRETARY

                                 WEBHIRE, INC.
                               91 HARTWELL AVENUE
                         LEXINGTON, MASSACHUSETTS 02421
                                 (781) 869-5000
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON WEDNESDAY, MARCH 28, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Webhire, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, March 28, 2001, at 3:30 p.m., local time, at the Sheraton Tara Lexington Inn, 727 Marrett Road, Lexington, Massachusetts, and any adjournments or postponements thereof (the "Annual Meeting").

    At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. The election of Martin J. Fahey and Peter L. Dunn as Class II Directors to serve until the Annual Meeting of Stockholders following the close of the Company's 2003 Fiscal Year and until their successors are duly elected and qualified;


    2. The approval of an amendment to the Company's certificate of incorporation deleting a provision which prohibits the taking of stockholder actions by written consent; and


    3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


    The Notice of Annual Meeting, the Proxy Statement and the Proxy Card are first being mailed to stockholders of the Company on or about February 22, 2001 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on February 16, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of common stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of January 12, 2001, there were 22,527,034 shares of common stock, par value $0.01 per share ("Common Stock"), outstanding and entitled to vote at the Annual Meeting and approximately 67 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share of Common Stock held of record with respect to each matter submitted at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at the Company's headquarters at 91 Hartwell Avenue, Lexington, Massachusetts 02421,
(781) 869-5000.


    The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and "broker non-votes" will be counted as present for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

    A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a Director of the Company. Abstentions and broker non-votes will not be counted as voting with respect to the election of directors and, therefore, will not have an effect on the election of directors. With respect to the election of Directors, votes may only be cast in favor of or withheld from the nominee.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF NO INSTRUCTIONS ARE MADE ON THE ACCOMPANYING PROXY CARD THEN THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS SET FORTH HEREIN. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS, SUBJECT TO SECURITIES AND EXCHANGE COMMISSION ("SEC") RULES AND REGULATIONS GOVERNING THE EXERCISE OF SUCH AUTHORITY. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY MATTERS THAT WILL BE PRESENTED AT THE ANNUAL MEETING OTHER THAN THE ELECTION OF DIRECTORS, AND THE APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

    Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence, without further action, of a stockholder at the Annual Meeting will not constitute a revocation of a previously given proxy.

    An Annual Report to Stockholders (which does not form a part of the proxy solicitation materials), containing financial statements for the fiscal year ended September 30, 2000 ("Fiscal 2000") is being mailed concurrently herewith to stockholders of the Company.

    The mailing address of the principal executive offices of the Company is 91 Hartwell Avenue, Lexington, Massachusetts 02421.

               PROPOSAL NUMBER 1--ELECTION OF CLASS II DIRECTORS

    The Company's certificate of incorporation provides for a staggered Board of Directors consisting of the number of directors designated from time to time by the Board of Directors and divided into three classes as nearly equal in number as possible. The directors for each class serve for three-year terms with one class being elected by the Company's stockholders at each annual meeting. The number of directors presently constituting the Board of Directors is seven. There are two directors of each class, and there is one vacancy on the Board.

    On July 19, 1999, the Company entered into a stock purchase agreement (the "1999 Stock Purchase Agreement") with SOFTBANK Capital Partners LP and its affiliates (collectively, "SOFTBANK"), pursuant to which SOFTBANK agreed to purchase in a private placement 3,960,396 shares of Common Stock for an aggregate purchase price of $20,000,000. Pursuant to the terms of the 1999 Stock Purchase Agreement, SOFTBANK is entitled to nominate two members of the Board of Directors. For so long as SOFTBANK owns at least 10% of the Company's outstanding Common Stock, SOFTBANK will be entitled to nominate one director each time a class of directors in which one of its representatives serves is subject to election. Additionally, one of the SOFTBANK directors will be entitled to serve as a member of the audit committee and the compensation committee of the Board of Directors. In connection with the closing of the 1999 Stock Purchase Agreement the Board of Directors, acting pursuant to the power granted by the Company's by-laws to fill four vacancies on the Board of Directors, elected Charles R. Lax as a director to serve as one of the SOFTBANK nominees. SOFTBANK has not yet nominated another person to serve as a director.

    On July 10, 2000 the Company entered into a stock purchase agreement (the "2000 Stock Purchase Agreement") with Korn/Ferry International ("Korn/Ferry"), SOFTBANK, and other investors, pursuant to which the Company issued and sold an aggregate of 6,808,512 shares of Common Stock in a private placement for an aggregate purchase price of $16,000,000 ($8,000,000 of which was invested by Korn/Ferry). Under the terms of the 2000 Stock Purchase Agreement, for as long as it owns at least 5% of the Company's outstanding stock, Korn/Ferry will be entitled to nominate one member of the Board of Directors. In connection with the closing of the 2000 Stock Purchase Agreement the Board of Directors, acting pursuant to the power granted by the Company's by-laws to fill vacancies on the Board of Directors, elected Peter L. Dunn as a director to serve as Korn/Ferry's nominee.

    At the Annual Meeting, two Class II Directors will be elected to serve until the Annual Meeting of Stockholders following the close of the Company's 2003 Fiscal Year and until their successors are duly elected and qualified. The Board of Directors has nominated Martin J. Fahey and Peter L. Dunn for re-election as Class II Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Mr. Fahey and Mr. Dunn as directors. The Company has no reason to believe that either of the two nominees will become unable or unwilling to serve as elected. However, if any nominee should become unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors. Proxies may not be voted for a greater number of persons than the two nominees to be re-elected as Class II Directors.

VOTE REQUIRED FOR APPROVAL

    A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each nominee as a director of the Company.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE RE-ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.

  PROPOSAL NUMBER 2--APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                                 INCORPORATION


    The Company's certificate of incorporation presently does not allow the taking of stockholder actions by written consent. An amendment to the certificate of incorporation is proposed which would allow stockholder actions to be taken by written consent.



    On July 6, 2000 the Board of Directors voted, subject to stockholder approval at the Annual Meeting, to amend the Company's certificate of incorporation by DELETING Article V thereof, a provision that prohibits the taking of stockholder actions by written consent and which presently reads as follows:


                               STOCKHOLDER ACTION

        Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders and may not be taken or effected by a written consent of stockholders in lieu thereof.

    Section 228 of the Delaware General Corporation Law provides in general that, unless otherwise provided in a corporation's certificate of incorporation, any action that may be taken by vote of a corporation's stockholders at an annual or special meeting may be taken by the written consent of the holders of outstanding stock having the necessary votes to take such action at a meeting. The full text of Section 228 of the Delaware General Corporation Law is attached hereto as EXHIBIT A.


    At the time of the Company's initial public offering in 1996, an amendment to the Company's certificate of incorporation was adopted inserting the current
Article V, which prohibits the taking of stockholder actions by written consent. The Company's Board of Directors now believes that the benefits of allowing such actions to be taken by written consent outweigh the disadvantages, and hence is proposing the amendment presented as Proposal Number 2.



    The anticipated benefit of allowing stockholder actions to be taken by written consent is that this would allow approvals of major corporate transactions to be obtained with maximum efficiency. The Company has in the past, and may in the future, engage in major transactions requiring approval by the Company's stockholders. Examples of such possible future transactions would be a private placement of the Company's securities in which more than a twenty percent equity interest in the Company would be sold, or a merger with another company in which the Company might or might not be the surviving entity. Enabling such a transaction to be approved by written consent of the stockholders would have the advantage of allowing such a transaction to be effected expeditiously, without the time delays attendant to the calling of a stockholders' meeting.



    The disadvantage of enabling stockholder actions to be taken by written consent would be that a major corporate transaction could be approved by a majority of the stockholders without an opportunity for a full discussion of the issues by all of the stockholders in the context of a stockholders' meeting.

    Under the present circumstances, in which investors represented on the Board of Directors hold a majority of the outstanding voting shares, the Board of Directors believes that the disadvantage of allowing stockholder actions to be taken by written consent could be outweighed in a particular instance by the advantage of being able to act quickly and efficiently. While it is unlikely that this procedure could affect the outcome of a vote of the Company's stockholders on such matters, it could have the effect of facilitating a change of control of the Company in connection with a tender offer or proxy contest.



    If Proposal Number 2 is approved, the Company does not intend to effect all future stockholder actions by written consent. Approval of Proposal Number 2 would provide the Company with an optional method for taking stockholder actions that could be utilized if and when it should be deemed appropriate. The Company would implement this method only if it should be determined in the particular case that it is important to act expeditiously. It should be noted that under Delaware law, if an action should be taken by written consent of stockholders holding a majority of the outstanding voting shares of the Company, the Company is required to give prompt notice of such action to any stockholders who have not signed the written consent.


VOTE REQUIRED FOR APPROVAL

    The affirmative vote of a majority of the Common Stock present or represented by proxy at the Annual Meeting is required to approve the proposed amendment to the Company's certificate of incorporation.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, DELETING ARTICLE V THEREOF.

                        INFORMATION REGARDING DIRECTORS

    Set forth below is certain information regarding the directors of the Company, including the Class II Directors who have been nominated by the Board of Directors for re-election at the Annual Meeting, based on information furnished by them to the Company.

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
CLASS II--TERM EXPIRES AT ANNUAL MEETING FOLLOWING FISCAL
  2000
Martin J. Fahey*............................................     46        1997
Peter L. Dunn*..............................................     55        2000

CLASS III--TERM EXPIRES AT ANNUAL MEETING FOLLOWING FISCAL
  2001
Lars D. Perkins.............................................     41        1986
J. Paul Costello............................................     61        1982

CLASS I--TERM EXPIRES AT ANNUAL MEETING FOLLOWING FISCAL
  2002
Russell J. Campanello.......................................     44        1994
Charles R. Lax..............................................     41        1999

*   NOMINEES FOR RE-ELECTION

    The principal occupation and business experience during at least the last five years for each director of the Company are set forth below:

    MARTIN J. FAHEY was named Chief Executive Officer in July 1999. Mr. Fahey was elected President of the Company and a member of the Board of Directors in July 1997. Mr. Fahey joined the Company as Vice President and Chief Operating Officer in May 1996. From January 1995 to May 1996, Mr. Fahey was an independent consultant for a variety of software companies. From July 1991 to December 1994, he was Chief Executive Officer of Vertigo Development, a multimedia company which Mr. Fahey co-founded. Mr. Fahey was employed by Lotus Development Corporation, a software company, from January 1983 to June 1991, most recently as the Director of Spreadsheet Marketing.

    PETER L. DUNN was elected as a director of the Company in August 2000.
Mr. Dunn is Vice Chair and a member of the Office of the Chief Executive of Korn/Ferry International. Mr. Dunn is also Chairman of Futurestep, a subsidiary of Korn/Ferry International. Mr. Dunn has been a director of Korn/Ferry International since 1992 and serves as its General Counsel and Corporate Secretary.

    LARS D. PERKINS, co-founder of the Company, has served as Chairman of the Board of Directors of the Company since 1986. Mr. Perkins is Managing Director of idealab! Boston, a member of the idealab! Network, a leading creator and operator of Internet businesses, focusing on identifying, launching and operating New England-based Internet businesses. Mr. Perkins served as President of the Company from 1986 to 1997 and as Chief Executive Officer from 1986 to 1999.

    J. PAUL COSTELLO was a co-founder of the Company and a member of the Board of Directors of the Company since its founding in 1982. Mr. Costello has served as President of J. Paul Costello Associates, Inc., a consulting company, since 1969 and President of Costello & Company, Inc., a contract recruiting company, since 1979. In December 1992, he was named President of Corporate Staffing Center, Inc., a provider of outsourced staffing services to large corporate clients. Mr. Costello has been a human resource management consultant for over thirty years.

    RUSSELL J. CAMPANELLO was elected as a director of the Company in October 1994. Since July 2000, Mr. Campanello has served as Chief People Officer at NerveWire, a business-to-business Internet professional services firm. From February 1998 to June 2000, Mr. Campanello served as Senior Vice President, Human Resources at Genzyme Corporation. From March 1996 to February 1998,
Mr. Campanello was Vice President of Nets Incorporated, an Internet-based marketing company. From June 1987 to February 1996, Mr. Campanello served as Vice President of Human Resources of Lotus Development Corporation.

    CHARLES R. LAX was elected as a director of the Company in September 1999. Mr. Lax is a general partner of SOFTBANK Capital Partners LP, a firm he co-founded in July 1999. Mr. Lax is also managing director of SOFTBANK Venture Capital, which he co-founded in November 1997. Since 1996, Mr. Lax has been a Vice President of SOFTBANK Holdings Inc. Mr. Lax is also a director of SOFTBANK Investment America Corporation. Mr. Lax co-founded GrandBanks Capital, a venture capital partnership sponsored by SOFTBANK Venture Capital, in November 2000. He is its Managing General Partner and its Chief Investment Officer. Prior to joining SOFTBANK, Mr. Lax was a venture partner at VIMAC Partners LLC, a venture capital firm specializing in investments in the information technology and Internet-related industries from June 1993 to July 1996. Mr. Lax also serves on the public boards of 1-800-Flowers.com, Inc. (Nasdaq: FLWS), Art Technology Group (Nasdaq: ARTG), an infrastructure software company; Global Sports Interactive (Nasdaq: GSPT), a sports equipment company and Interliant, Inc. (Nasdaq: INIT), an Internet hosting service company. Mr. Lax also serves on the board of directors of a number of private companies, including
Clearcross, Inc., Third Age Media, Inc., LIMITrader Securities, Inc. and Reciprocal, Inc. Mr. Lax graduated MAGNA CUM LAUDE from Boston University, where he earned a Bachelor of Science degree in Economics.

    The Board of Directors of the Company held nine meetings during Fiscal 2000. During Fiscal 2000, each of the Directors attended 100% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors which he was a member during the term of his service as director, except that Mr. Dunn did not participate in one meeting after his election to the Board, and Mr. Campanello did not attend two meetings. The Board of Directors has a standing Audit Committee and Compensation Committee.

    AUDIT COMMITTEE. The Audit Committee of the Board of Directors (the "Audit Committee") recommends the firm to be appointed as independent accountants to audit the Company's financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's year-end operating results and considers the adequacy of the Company's internal accounting procedures. The Audit Committee consisted of Russell J. Campanello and Charles R. Lax throughout Fiscal 2000. Peter L. Dunn was elected to serve as the third member of the Audit Committee on January 19, 2001. An Audit Committee Charter was adopted on June 13, 2000, and a modified version of this charter was approved by the Company's Board of Directors on January 19, 2001. A copy of the Audit Committee Charter as presently in effect is attached hereto as EXHIBIT B. The Audit Committee met twice during Fiscal 2000.

    COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors (the "Compensation Committee") reviews and recommends the compensation arrangements for all directors and officers of the Company. The Compensation Committee also administers and takes such other action as may be required in connection with the incentive plans of the Company, including the Company's 1994 Stock Option Plan, the 1996 Stock Option and Grant Plan and the 1996 Employee

Stock Purchase Plan. The Compensation Committee consisted of Russell J. Campanello and Charles R. Lax throughout Fiscal 2000. The Compensation Committee met five times during Fiscal 2000.

DIRECTOR COMPENSATION

    Non-employee directors receive $5,000 per year for services rendered as directors, plus a per meeting fee of $1,000 for each directors' meeting attended in person after the fifth meeting, up to a maximum additional amount of $5,000 per fiscal year. In addition, all directors of the Company are reimbursed for travel expenses incurred in attending meetings of the Board of Directors and its committees. Each non-employee director automatically receives an option to purchase 5,000 shares of Common Stock under the 1996 Stock Option and Grant Plan when such director is first elected to the Board of Directors, with such option shares vesting proportionately over four years. In addition, each non-employee director automatically receives an option to purchase 2,500 shares of Common Stock on each October 1 that such director is a member of the Board of Directors, with such option shares vesting proportionately over four years. All option grants to non-employee directors are at a per share exercise price equal to the fair market value of the Common Stock at the time of grant.

                               EXECUTIVE OFFICERS

    The names and ages of all executive officers of the Company and the principal occupation and business experience during at least the last five years for each are set forth below. Except for executive officers who have employment agreements with the Company, the executive officers serve at the pleasure of the Board of Directors.

NAME                                          AGE                           POSITION
----                                        --------   ---------------------------------------------------
Martin J. Fahey...........................     46      President, Chief Executive Officer and Director
Stephen D. Allison........................     55      Chief Financial Officer, Vice President of Finance
                                                       and Treasurer
Timothy J. McManus........................     47      Chief Marketing Officer
Robert J. Lederman, Jr....................     43      Vice President, Sales
Thomas F. Brady...........................     48      Vice President of Services and Operations
Edward F. Murray..........................     45      Chief Technology Officer
Elise J. Sargent..........................     47      Vice President, Engineering
Ronald M. Visocchi*.......................     51      Vice President, General Manager of Enterprise
                                                       Division
Robert J. Perry*..........................     43      Vice President of Marketing

*   INDICATES LAST DAY OF EMPLOYMENT WAS SEPTEMBER 30, 2000

    MARTIN J. FAHEY was named Chief Executive Officer in July 1999. Mr. Fahey was elected President of the Company and a member of the Board of Directors in July 1997. Mr. Fahey joined the Company as Vice President and Chief Operating Officer in May 1996. From January 1995 to May 1996, Mr. Fahey was an independent consultant for a variety of software companies. From July 1991 to December 1994, he was Chief Executive Officer of Vertigo Development, a multimedia company which Mr. Fahey co-founded. Mr. Fahey was employed by Lotus Development Corporation, a software company, from January 1983 to June 1991, most recently as the Director of Spreadsheet Marketing.

    STEPHEN D. ALLISON joined the Company as Chief Financial Officer, Vice President of Finance and Treasurer in February 2000. From May 1997 to
January 2000, Mr. Allison was Chief Financial Officer for PRI Automation, the leading global supplier of advanced factory automation systems and software for semiconductor and OEM process tool manufacturers. Prior to joining PRI Automation, Mr. Allison was employed at Helix Technology Corporation, the leading manufacturer of cryogenic vacuum systems serving the global electronics marketplace, as Vice President and Chief Financial Officer from April 1995 to April 1997.

    TIMOTHY J. MCMANUS was named Chief Marketing Officer in July 2000. From November 1998 to June 2000 Mr. McManus served as Vice President of Strategic Alliances. Mr. McManus joined the Company as Vice President of Internet Products in November 1997. From January 1997 to October 1997, Mr. McManus was the founder of Calendarcast, Inc., a development stage company evaluating applications of Internet-based push technologies. From March 1996 to January 1997, Mr. McManus was Vice President of Product Management and Development at Corechange LLC, a spin-off of Cambridge Technology Partners, Inc. From October 1987 to
March 1996, Mr. McManus was employed at Lotus Development Corporation where he managed a number of key product and business development functions within both the Communications Products Division and the Desktop Products Organization.

    ROBERT J. LEDERMAN, JR. was named Vice President of Sales in July 2000. From June 1999 to June 2000, Mr. Lederman served as Vice President of Internet Sales. Mr. Lederman joined the Company as Vice President of Human Resources in
January 1997. From June 1994 to January 1997, Mr. Lederman was employed by Fidelity Investments as the Director of Human Resources. From June 1992 to
June 1994, Mr. Lederman was Director of Employment and Employee Relations for Clean Harbors Environmental Services Company.

    THOMAS F. BRADY was named Vice President of Services and Operations in November 1998. Mr. Brady joined the Company as Vice President of Client Services in October 1997. From May 1995 to October 1997, he served as Vice President of Services of Kronos, Inc., a leading provider of labor management software. Prior to joining Kronos, Inc., Mr. Brady was employed at Digital Equipment Corporation from 1977 to 1995 in various operations and business development management positions.

    EDWARD F. MURRAY was named Chief Technology Officer in May 2000. Mr. Murray joined the Company as Vice President of Development for Electronic Commerce in November 1998. From September 1996 to November 1998, Mr. Murray was Vice President and Chief Technologist of the Product Development division of The Instream Corporation. From October 1989 to October 1995, Mr. Murray was employed by Lotus Development Corporation where he was responsible for the development of several product lines including Lotus Works and Lotus Forms.

    ELISE J. SARGENT joined the Company as Vice President, Engineering in January 2000. From February 1997 to December 1999, Ms. Sargent was employed by Infinium Software, most recently as Vice President of NT Development for the Infinium suite of business applications. Ms. Sargent had previously served as Infinium's Director of Development for HR applications. From December 1995 to January 1997, Ms. Sargent was employed by Intersolv, Inc. as Director, Analysis and Design Development.

    RONALD M. VISOCCHI was elected Vice President, General Manager of the Enterprise Division in April 1999. Mr. Visocchi joined the Company in
February 1998 as Director of Sales. From March 1995 to January 1998,
Mr. Visocchi was President of the Holos Corporation, a start-up company. From June 1985 to March 1992, Mr. Visocchi was Vice President, General Manager of the Atex Publishing Systems Business Unit of Eastman Kodak. Mr. Visocchi began his career with 13 years in marketing and sales management at Xerox Corporation. Mr. Visocchi resigned from his position effective September 30, 2000.

    ROBERT J. PERRY assumed operational responsibility for marketing in the organization in November 1996 and was elected to the office of Vice President, Marketing effective as of January 1, 1997. Mr. Perry joined the Company in
May 1996 as Director of Product Management. From November 1995 through
May 1996, Mr. Perry was an independent marketing and product management consultant. From October 1983 to November 1995, Mr. Perry was employed by Lotus Development Corporation and served most recently as Director of Advanced Corporate Technology Liaisons. He had previously served as Director of Product Management for Notes, Director of Product Management for Graphical Spreadsheets and Group Product Manager for Spreadsheets. Mr. Perry resigned from his position effective September 30, 2000.

                             EXECUTIVE COMPENSATION

    The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three fiscal years to the Company's Chief Executive Officer and the four other most highly compensated executive officers who earned in excess of $100,000 during Fiscal 2000 (the "Named Executives").

SUMMARY COMPENSATION TABLE

    The following table summarizes the compensation paid to, awarded to or earned by the Named Executives for services rendered to the Company in all capacities during the last three fiscal years ended September 30, 2000.

                                                                                LONG TERM
                                                 ANNUAL COMPENSATION           COMPENSATION
                                          ---------------------------------   --------------
                                           FISCAL                               SECURITIES
                                            YEAR                                UNDERLYING     ALL OTHER
NAME & PRINCIPAL POSITION                  ENDED     SALARY ($)   BONUS ($)    OPTIONS (#)     COMP. ($)
-------------------------                 --------   ----------   ---------   --------------   ---------
Martin J. Fahey.........................    2000     189,583       119,000      316,000         3,232(1)
  President, CEO                            1999     175,000        52,736       50,000         2,396
                                            1998     145,000        50,000           --         4,012
Thomas F. Brady.........................    2000     159,500        43,041       68,867         3,499(1)
  VP of Services and Operations             1999     145,000        29,000       27,800         1,979
                                            1998     123,229(2)     13,000       40,000         2,958
Edward F. Murray........................    2000     166,750        44,997       73,867         3,988(1)
  Chief Technology Officer                  1999     118,695(3)     29,000       55,000         2,336
                                            1998          --            --           --            --
Timothy J. McManus......................    2000     162,300        45,875       68,733         3,759(1)
  Chief Marketing Officer Development       1999     140,000        28,000       37,500         3,598
                                            1998     110,000(4)     12,000       30,000           800
Ronald M. Visocchi......................    2000     177,692        40,240       32,000         3,290(1)
  VP, General Manager Enterprise            1999     120,000        93,808       35,000         1,014
  Division                                  1998      51,538(5)    143,588       10,000         2,379

------------------------

(1) Other Compensation includes group term life insurance benefits, a Company contribution to the Named Executive for assistance in the purchase of a personal computer, and/or a matching contribution made by the Company on behalf of the Named Executive under the Company's 401(k) savings plan.

(2) Based on eleven months of service with the Company during the fiscal year ended September 30, 1998. Mr. Brady's salary would have totaled $130,000 had he been employed by the Company for the entire fiscal year.

(3) Based on ten months of service with the Company during the fiscal year ended September 30, 1999. Mr. Murray's salary would have totaled $145,000 had he been employed by the Company for the entire fiscal year.

(4) Based on eleven months of service with the Company during the fiscal year ended September 30, 1998. Mr. McManus' salary would have totaled $125,000 had he been employed by the Company for the entire fiscal year.

(5) Based on eight months of service with the Company during the fiscal year ended September 30, 1998. Mr. Visocchi's salary would have totaled $80,000 had he been employed by the Company for the entire fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth each grant of stock options during Fiscal 2000 to the Named Executives. No stock appreciation rights ("SARs") have been granted.

                                              INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                            -----------------------------------------------------           VALUE AT ASSUMED
                             NUMBER OF        % OF TOTAL                                     ANNUAL RATES OF
                            SECURITIES          OPTIONS     EXERCISE                    STOCK PRICE APPRECIATION
                            UNDERLYING        GRANTED TO     PRICE                         FOR OPTION TERM (1)
                              OPTIONS          EMPLOYEES      PER      EXPIRATION       -------------------------
NAME                        GRANTED (A)       FISCAL YEAR    SHARE        DATE              5%            10%
----                        -----------       -----------   --------   ----------       -----------   -----------
Martin J. Fahey...........     16,000(B)         1.02%      $ 9.000    11/16/2009       $   90,561    $  229,499
                              200,000           12.74%      $10.500    02/25/2010       $1,320,679    $3,346,859
                              100,000(C)         6.37%      $ 2.750    08/11/2010       $  172,946    $  438,279
Thomas F. Brady...........      3,867(B)         0.25%      $ 9.000    11/16/2009       $   21,887    $   55,467
                               25,000            1.59%      $ 9.000    11/16/2009       $  141,501    $  358,592
                               40,000(C)         2.55%      $ 2.750    08/11/2010       $   69,178    $  175,312
Edward F. Murray..........      3,867(B)         0.25%      $ 9.000    11/16/2009       $   21,887    $   55,467
                               30,000            1.91%      $ 9.000    11/16/2009       $  169,802    $  430,310
                               40,000(C)         2.55%      $ 2.750    08/11/2010       $   69,178    $  175,312
Timothy J. McManus........      3,733(B)         0.24%      $ 9.000    11/16/2009       $   21,129    $   53,545
                               25,000            1.59%      $ 9.000    11/16/2009       $  141,501    $  358,592
                               40,000(C)         2.55%      $ 2.750    08/11/2010       $   69,178    $  175,312
Ronald M. Visocchi........      2,000(B)         0.13%      $ 9.000    12/29/2000(D)    $      900    $    1,800
                               30,000            1.91%      $ 9.000    09/30/2000(D)    $   13,500    $   27,000

------------------------

(A) All options were granted at fair market value as of the date of grant, vest over a four-year period except were noted, and are valid for a term of ten years.

(B) These options were 100% vested upon grant date

(C) These options vest over a two- year period

(D) Mr. Visocchi resigned from his position effective September 30, 2000, all vested options expired 90 days from his resignation date and all unvested options expired immediately pursuant to the provisions of the 1996 Stock Option and Grant Plan.

(1) This column shows the hypothetical gains or "option spreads" of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the option holder's continued employment through the option period and the date on which the options are exercised.

AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth the shares acquired and the value realized upon exercise of stock options during Fiscal 2000 by the Named Executives, and the number and value of unexercised options held by such individuals on September 30, 2000.

                                                              NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                                   OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                 SHARES                          FISCAL YEAR END           FISCAL YEAR END (A)
                                ACQUIRED        VALUE       -------------------------   -------------------------
NAME                           ON EXERCISE   REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                           -----------   ------------   -------------------------   -------------------------
Martin J. Fahey..............        --        $    --           221,812/344,688               $  --/$75,000
Thomas F. Brady..............     5,000        $36,875            42,917/88,750                $  --/$30,000
Edward F. Murray.............        --        $    --            27,929/100,938               $  --/$30,000
Timothy J. McManus...........        --        $    --            44,983/91,250                $  --/$30,000
Ronald M. Visocchi...........        --        $    --            21,625/--                    $  --/$  --

------------------------

(A) Amount equals the difference between the fair market value and exercise price at September 30, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee for Fiscal 2000 consisted of Mr. Campanello and Mr. Lax. Mr. Campanello and Mr. Lax are not employees of the Company.
Mr. Campanello has been a director of the Company since October 1994. Mr. Lax has been a director of the Company since September 1999. No executive officers of the Company serve on the Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

GENERAL

    The Compensation Committee advises the Chief Executive Officer and the Board of Directors on matters of the Company's compensation philosophy and reviews and recommends the compensation arrangements for all directors and officers. The Compensation Committee also administers and takes such other action as may be required in connection with the incentive plans of the Company, including the 1994 Stock Option Plan, the 1996 Stock Option and Grant Plan and the 1996 Employee Stock Purchase Plan.

COMPENSATION PHILOSOPHY

    The philosophy underlying the development and administration of the Company's executive compensation policies is to align the interests of executive management with the Company's annual and long-term performance goals. Key elements of this philosophy are:

    - Providing the executive with a base salary that is competitive with executive base salaries for comparable companies in the Company's industry and geographical area, enabling the Company to attract and retain highly qualified executive officers.

    - Establishing a discretionary incentive compensation program that delivers cash bonuses commensurate with (i) the Company's performance, as measured by operating, financial and strategic objectives; and (ii) the executive's performance, as measured against organizational and management objectives.

    - Providing significant equity-based incentives for executives, in the form of stock options, to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

    The suggested base salary for each executive officer is determined on the basis of experience, personal performance, the salary levels in effect for comparable positions within the Company's industry and geographical area, and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual. On an annual basis, the Compensation Committee reviews any proposed changes to these salaries and, while not required to, may approve increases to the base salaries.

DISCRETIONARY INCENTIVE COMPENSATION

    The discretionary incentive compensation program is a vehicle by which executives can earn additional cash compensation depending upon Company and individual performance relative to specified annual objectives. The objectives generally represent specific strategic and qualitative objectives, such as departmental performance improvements, implementation of specified programs and the timing and caliber of deliverables, as well as quantitative targets. Bonuses may be paid to each executive officer depending upon the relative success of his or her department in achieving its goals for that year and on the Company's success in achieving its revenue and profitability goals.

EQUITY-BASED INCENTIVES

    Equity-based long-term incentives are provided through grants of stock options under the 1994 Stock Option Plan and the 1996 Stock Option and Grant Plan. The option grants are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. Each option grant allows the individual to acquire shares of the Company's Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (generally ten years). Each option generally vests over a four-year period, contingent upon the executive officer's continued employment. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by the Company during the vesting period.

    The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the Company's industry, the individual's potential for increased responsibility and promotion over the option term and the individual's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to specific formulae as to the relative option holdings of the Company's executive officers.

EMPLOYMENT AGREEMENTS

    The Company has entered into an employment agreement with each of the Named Executives which generally (i) restricts the Named Executive from engaging in any competitive business (as defined in the agreement) for a period of up to two years following termination of employment, subject to payment by the Company of up to 30% of the executive officer's base salary; (ii) requires the Named Executive to assign to the Company all rights in all works, ideas and inventions made by the Named Executive during the term of employment which directly relate to the Company's actual or proposed business; and (iii) requires the Named Executive to keep confidential, both during the term of employment and for a defined period thereafter, all confidential or proprietary information of the Company.

CHIEF EXECUTIVE COMPENSATION

    Compensation for the Company's Chief Executive Officer is determined with two primary objectives: (i) to establish a level of base salary competitive with comparable companies and (ii) to make a significant percentage of the total compensation package contingent upon the Company's achievement of revenue and profitability and other corporate objectives.

    Mr. Fahey earned a base salary of $189,583 for Fiscal 2000, compared to a base salary of $175,000 for Fiscal 1999. Although Mr. Fahey was eligible for a cash bonus of up to 100% of his base salary for Fiscal 2000, his cash bonus earned for that period was $119,000. Although Mr. Fahey was eligible for a cash bonus of up to 70% of his base salary for Fiscal 1999, his cash bonus earned for that period was $52,736. At the end of Fiscal 1999, Mr. Fahey was also granted a fully-vested stock option for the purchase of 16,000 shares of Common Stock at an exercise price of $9.00 per share.

                                          Respectfully submitted by:
                                          The Compensation Committee
                                          RUSSELL J. CAMPANELLO
                                          CHARLES R. LAX

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's Standards of

Business Conduct. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

    In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AUSection 380).

3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No.1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

4.  Based on the review and discussion referred to in paragraphs (1) through
    (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000, for filing with the Securities and Exchange Commission.

    Each of the members of the Audit Committee is independent as defined under the marketplace rules of The Nasdaq Stock Market, Inc.

    The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

            RUSSELL J. CAMPANELLO                      CHARLES R. LAX

PERFORMANCE GRAPH

    The following graph represents a comparison of the cumulative total return (assuming the reinvestment of dividends) for a $100 investment on July 23, 1996 in the Common Stock of the Company, the Nasdaq Composite Index (a broad market index) and the Nasdaq Computer and Data Processing Stocks Index (a published industry index).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              HIRE    COMPOSITE  COMPUTER
7/23/96 (3)  $100.00    $100.00   $100.00
9/30/96      $178.57    $116.95   $125.93
9/30/97       $59.52    $160.68   $189.21
9/30/98       $34.52    $161.46   $229.74
9/30/99      $102.98    $261.77   $404.78
9/30/00       $33.33    $350.10   $571.58

------------------------

(1) The Nasdaq Composite Index is a broad market index which represents over 5,000 Nasdaq companies. The Nasdaq Composite Index is a measure of all Nasdaq System issues, exclusive of warrants. Each security in this Index is weighted by its relative market capitalization.

(2) The Nasdaq Computer and Data Processing Stocks Index is comprised of the publicly traded stocks of over 600 technology companies. The Company believes that the Nasdaq Computer and Data Processing Stocks is a representative peer group index because it contains stock of companies similar in business, size and growth characteristics to Webhire, Inc.

(3) July 22, 1996 was the effective date of the Company's registration statement relating to its initial public offering. Trading in the Company's Common Stock commenced on July 23, 1996.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information as of January 12, 2001 with respect to the beneficial ownership of Common Stock of the Company by
(i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock of the Company, (ii) each director of the Company, (iii) each of the Named Executives, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the beneficial owner has sole voting power and sole dispositive power with respect to the Common Stock beneficially owned.

                                                                                   PERCENTAGE OF
                 NAME AND ADDRESS                     NUMBER OF SHARES         OUTSTANDING SHARES OF
              OF BENEFICIAL OWNER(1)                BENEFICIALLY OWNED(2)        COMMON STOCK(2,3)
--------------------------------------------------  ---------------------      ---------------------
SOFTBANK Capital Partners LP......................        7,601,821                     33.8%
and affiliates
10 Langley Road, Suite 403
Newton Center, MA 02159

Korn/Ferry International..........................        3,404,246                     15.1%
1800 Century Park East
Suite 900
Los Angeles, CA 90067
Lars D. Perkins...................................        1,027,388(A)                   4.6%
J. Paul Costello..................................        1,284,947(B)                   5.7%
Russell J. Campanello.............................           23,593(C)                     *
Charles R. Lax....................................            1,562(D)                     *
Martin J. Fahey...................................          308,781(E)                   1.4%
Thomas F. Brady...................................           63,229(F)                     *
Edward F. Murray..................................           54,990(G)                     *
Timothy J. McManus................................           60,295(H)                     *
All executive officers and directors
  as a group (12 persons).........................        2,917,746(I)                  13.0%

------------------------

(1) Unless otherwise indicated, the address for each beneficial owner is c/o Webhire, Inc., 91 Hartwell Avenue, Lexington, Massachusetts 02421.

(2) The number of shares deemed outstanding includes any shares subject to stock options held by the person or entity in question that are currently exercisable or exercisable within 60 days following January 12, 2001.

(3) The applicable percentage ownership is based on the number of shares of Common Stock owned and outstanding as of January 12, 2001, together with the applicable options of such stockholder that are currently exercisable or exercisable within 60 days following January 12, 2001.

*   Represents beneficial ownership of less than 1% of the Common Stock

(A) Includes 5,500 shares of Common Stock beneficially owned by Mr. Perkins' wife and 14,062 shares subject to options held by Mr. Perkins.

(B) Includes 403,164 shares of Common Stock beneficially owned by trusts established by Mr. Costello for the benefit of his children, John P. Costello III and Brett Ann Costello. Mr. Costello does not act as trustee for such trusts and does not have any voting or dispositive powers with respect to such shares and, accordingly, disclaims beneficial ownership of such shares. Also includes 6,562 shares subject to options held by Mr. Costello.

(C) Includes 18,593 shares subject to options held by Mr. Campanello.

(D) Includes 1,562 shares subject to options held by Mr. Lax.

(E) Includes 288,687 shares subject to options held by Mr. Fahey.

(F) Includes 58,229 shares subject to options held by Mr. Brady.

(G) Includes 44,179 shares subject to options held by Mr. Murray.

(H) Includes 60,295 shares subject to options held by Mr. McManus.

(I) Includes an aggregate of 585,130 shares subject to options held by executive officers and directors as a group.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Since the Company's inception in 1982, Costello & Company, Inc. ("Costello") has been permitted to use the Company's software products and documentation thereto which are part of the Company's standard offering to its customers. To formalize this arrangement, on January 1, 1993, the Company entered into a License Agreement with Costello pursuant to which the Company granted Costello a fully-paid, perpetual license to use the Company's then-current software products and all replacement products developed and/or marketed by the Company, with certain limited exceptions, and documentation thereto. Pursuant to the terms of the License Agreement, Costello does not acquire any rights of ownership in the software or documentation and said software and documentation may only be used by Costello and J. Paul Costello, his wife, children and any business entity at least 51% of which is owned by any of them, to each of whom Costello may grant rights to use the software. J. Paul Costello, the President and principal shareholder of Costello and a director of the Company, derives a personal benefit from such arrangements.

    The Company believes that the transaction with Costello was made on terms no less favorable to the Company than would have been obtained from unaffiliated third parties. The Company has adopted a policy that transactions between the Company and its officers, directors and affiliates shall be reviewed on an ongoing basis and be submitted to the Audit Committee or other comparable body for review where appropriate.

                            INDEPENDENT ACCOUNTANTS


    Effective as of July 18, 2000, the Company replaced Arthur Andersen LLP (the Former Accountant), the principal accountant previously engaged to audit the Company's financial statements, with PricewaterhouseCoopers LLP (the New Accountant). During the Company's two most recent fiscal years and the subsequent period, the principal accountant's report on the Company's financial statements did not contain an adverse opinion, disclaimer or qualification with respect to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent period, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreement, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During the Company's two most recent fiscal years and the subsequent period prior to the appointment of the New Accountant, the Company has not consulted the New Accountant regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was either the subject of a disagreement or a reportable event. The change in accountants was approved by the Audit Committee.



    The Board of Directors has reappointed PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company for 2001. The consolidated financial statements of the Company for Fiscal 2000 have been audited and reported upon by PricewaterhouseCoopers LLP.



    Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.



AUDIT FEES



    The aggregate fees billed by the Company's independent accountants for professional services rendered in connection with (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K for the year ended September 30, 2000, and (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000, were approximately $122,500. In addition, the Company was billed $10,000 by the former accountants for the review of the Company's quarterly financial statements set forth in the Company's Quarterly Reports on Form 10-Q for the quarters ended December 31, 1999 and March 31, 2000.



FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES



    The aggregate fees billed by the Company's independent accountants for the Company's most recent fiscal year for professional services rendered in connection with (i) operating or supervising the operation of, the Company's information system or managing the Company's local area network and
(ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole, were $0.

ALL OTHER FEES



    The aggregate fees for all other services rendered by its independent accountants for the Company's most recent fiscal year were approximately $63,000. These fees include work performed by the independent accountants with respect to an audit of the Company's employee benefit plan and consultation services performed in connection with an acquisition.



    The Audit Committee has advised the Company that it has determined that the non-audit services rendered by the Company's independent accountants during the Company's most recent fiscal year are compatible with maintaining the independence of such accountants.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the SEC and Nasdaq. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.

    Based solely on its review of the copies of the Section 16(a) reports it has received, or written representations from certain reporting persons that no
Section 16(a) reports were required to be filed for those persons, the Company believes that during Fiscal 2000 all filing requirements were complied with, except for the following:

    - Lars D. Perkins, a director of the Company, inadvertently failed to file on a timely basis reports relating to a December 1999 transaction and a January 2000 transaction.

    - J. Paul Costello, a director of the Company, inadvertently failed to file on a timely basis a report relating to a September 1999 transaction.

    - Korn/Ferry International, a 10% owner, inadvertently failed to file on a timely basis a report relating to an August 2000 transaction.

    - Peter L. Dunn, a director of the Company, inadvertently failed to file on a timely basis a report relating to an August 2000 transaction.

    - SOFTBANK Capital Partners LLP, a 10% owner, inadvertently failed to file on a timely basis a report relating to an August 2000 transaction.

    - Charles R. Lax, a director of the Company, inadvertently failed to file on a timely basis a report relating to an August 2000 transaction.

                            EXPENSES OF SOLICITATION

    The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them and such custodians will be reimbursed for their expenses.

                  SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS FOLLOWING THE CLOSE OF THE COMPANY'S FISCAL YEAR
                                      2001

    Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by the Company no later than October 19, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Such a proposal must also comply with the requirements as to form and substance established by applicable laws and regulations, including the rules and regulations of the SEC, in order to be included in the proxy statement.

    Any stockholder of record wishing to have a stockholder proposal considered at the next annual meeting of stockholders, other than a proposal to be considered for inclusion in the Company's proxy statement described above, must provide written notice of such proposal and appropriate supporting documentation, as set forth in the Company's By-laws, to the Company at its principal executive office not less than 75 days nor more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of the 75th day prior to the scheduled date of such annual meeting or the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Company. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of such authority.

    Any such proposal should be mailed to: Secretary, Webhire, Inc., 91 Hartwell Avenue, Lexington, Massachusetts 02421.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 2000 BY WRITING TO WEBHIRE, INC., 91 HARTWELL AVENUE, LEXINGTON, MASSACHUSETTS 02421.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

SECTION 228. CONSENT OF STOCKHOLDERS OR MEMBERS IN LIEU OF MEETING.

    (a) Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of such stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

    (b) Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at a meeting of the members of a nonstock corporation, or any action which may be taken at any meeting of the members of a nonstock corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of members are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

    (c) Every written consent shall bear the date of signature of each stockholder or member who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section to the corporation, written consents signed by a sufficient number of holders or members to take action are delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

    (d)(1) A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine
(A) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder or proxyholder or by a person or persons authorized to act for the stockholder or proxyholder and (B) the date on which such stockholder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwishstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the corporation.

    (2) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

    (e) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders or members who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders or members to take the action were delivered to the corporation as provided in subsection (c) of this section. In the event that the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders or by members at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders or members, that written consent has been given in accordance with this section.

(8 Del. C. 1953, Section 228; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, Section 14; 57 Del. Laws, c. 148, Section 16; 58 Del. Laws, c. 235, Section 4; 66 Del. Laws, c. 136, SectionSection 12-14; 67 Del. Laws, c. 376, SectionSection 7, 8; 70 Del. Laws, c. 349, Section 4; 72 Del. Laws, c. 343, Section 15)

                                                                       EXHIBIT B

                                 WEBHIRE, INC.
                            AUDIT COMMITTEE CHARTER

I. PURPOSE

    The primary function of the Audit Committee of the Board of Directors of Webhire, Inc. (the "Corporation") is to oversee the Corporation's auditing, accounting and control functions.

II. COMPOSITION

    The Audit Committee shall be comprised of not fewer than three independent directors of the Corporation that are elected by the Board of Directors, each of whom shall have a working familiarity with basic financial and accounting practices. At least one of such directors shall have past employment experience in finance or accounting, requisite professional certification in accounting, or some other comparable experience or background which results in the individual having financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

    The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board of Directors, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

    The Audit Committee shall meet on a periodic basis, and not less than annually. A majority of the Audit Committee members shall be present to constitute a quorum for the transaction of the Audit Committee's business. Meetings of the Audit Committee shall be held at the request of the Chair of the Audit Committee or any two other Audit Committee members. Minutes shall be regularly kept of Audit Committee proceedings by a person appointed by the Audit Committee to do so. The Audit Committee shall report regularly to the Board of Directors with respect to its activities.

IV. RESPONSIBILITIES AND DUTIES

    To fulfill its responsibilities and duties the Audit Committee shall:

1. Review and reassess this Charter periodically, at least annually, as conditions dictate, and recommend any proposed changes to the Board of Directors.

2. Meet with the Corporation's independent auditors at least annually and review the scope of the annual audit (inclusions and exclusions), any questions as to the choice of acceptable accounting principles to be applied and any other matters relating to the auditors' relationship with the Corporation. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

3. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

4. Review the Corporation's audited financial statements, including the footnotes, and discuss such statements with the management before release of the Corporation's annual report.

5. Advise the Board of Directors as to the independent auditors' performance, including the scope and adequacy of the auditors' review.

6. Hold the Corporation's independent auditors accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders of the Corporation, and the Board of Directors and the Audit Committee shall have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the auditors or nominate independent auditors to be proposed for stockholder approval in any proxy statement.

7. Receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1, and review and discuss with the auditors all significant relationships the auditors have with the Corporation to obtain confirmation and assurance of the auditors' independence when circumstances warrant.

8. Review the performance of the independent auditors and approve any proposed discharge and replacement of the auditors when circumstances warrant.

9. Approve non-audit services to be rendered to the Corporation by the independent auditors after considering the effect on audit independence.

10. Perform any other activities consistent with this Charter, the Corporation's By-laws and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

DIRECTIONS TO 2001 ANNUAL MEETING OF STOCKHOLDERS OF WEBHIRE, INC.

FROM POINTS NORTH:
Rte. 95/128 South to Exit 30B. Enter Sheraton Tara Lexington Inn on first driveway on the right.

FROM LOGAN INTERNATIONAL AIRPORT:
Follow signs out of the airport to Route 93 (Expressway/Downtown Boston) through the Sumner Tunnel. Take 93 North to Exit 37 (Route 95/128 South) to Exit 30B (Route 2A/Hanscom Air Force Base/Concord). Enter Sheraton Tara Lexington Inn on the first driveway on the right.


                                   DETACH HERE
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                  WEBHIRE, INC.
                 ANNUAL MEETING OF STOCKHOLDERS - MARCH 28, 2001

         The undersigned, revoking all prior proxies, hereby appoints Stephen D. Allison and Martin J. Fahey and each of them (with full power of substitution), as proxies of the undersigned to attend the Annual Meeting of the Stockholders of Webhire, Inc. (the "Company") to be held on Wednesday, March 28, 2001 and any adjourned sessions thereof, and there to vote and act upon (1) as hereinafter specified upon the proposal listed on the reverse side and as more particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.

         The undersigned hereby acknowledge receipt of : (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and
(3) Annual Report of the Company for the fiscal year ended September 30, 2000.


         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.


SEE REVERSE                                                         SEE REVERSE
   SIDE              CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SIDE

PLEASE MARK VOTES AS IN THIS EXAMPLE.
----------
    X
----------


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS SPECIFIED BELOW, THIS PROXY WILL BE VOTED "FOR" SUCH PROPOSALS.

1. TO RE-ELECT MARTIN J. FAHEY AND PETER L. DUNN AS CLASS II DIRECTORS OF THE COMPANY.

                             FOR      WITHHELD
                          ---------- ---------

                          ---------- ---------


---------

---------
          --------------------------------------
          FOR ALL NOMINEES EXCEPT AS NOTED ABOVE


2.       TO APPROVE THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                             FOR      WITHHELD
                          ---------- ---------

                          ---------- ---------




                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

                   MARK HERE IF YOU PLAN TO ATTEND THE MEETING







                   PLEASE SIGN NAME(S) EXACTLY AS APPEARING HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONNALLY. IF A
                   CORPORATION, SIGN IN FULL CORPORATE NAME BY
                   AUTHORIZED PERSON.



SIGNATURE:__________________DATE:______ SIGNATURE:__________________DATE:______